                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                October 2, 1998
                Date of Report (Date of earliest event reported)




                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                      1-2572              73-1520922
(State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Items 1 - 4.     Not Applicable.

Item 5.  Other Events.

This 8-K/A amends the 8-K filed September 24, 1998.

The executed First Supplemental Indenture, relating to the issuance of ONEOK, Inc.'s 6.50% Senior Insured Quarterly Notes, is attached as Exhibit 5(a). The executed Second Supplemental Indenture, relating to the issuance of ONEOK, Inc.'s 6 7/8% Debentures, is attached as Exhibit 5(b).

Item 6.  Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
No.              Description
---              -----------

(5)(a)           First Supplemental Indenture.

(5)(b)           Second Supplemental Indenture.

Items 8 - 9.     Not Applicable

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 2nd day of October, 1998.


                                              ONEOK Inc.

                                      By:     /s/ JERRY D. NEAL
                                              ---------------------------------
                                              Jerry D. Neal
                                              Vice President, Chief Financial
                                              Officer, and Treasurer

                               INDEX TO EXHIBITS


Exhibit
No.              Description
---              -----------

(5)(a)           First Supplemental Indenture.

(5)(b)           Second Supplemental Indenture.